UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2009

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COROWARE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-33231	95-4868120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4056 148th Avenue NE, Redmond, WA  98052

(Address of principal executive offices and Zip Code)

(800) 641-2676

Registrant's telephone number, including area code

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Copies to:

Stephen Fleming, Esq.

110 Wall Street

11th Floor

New York, NY  10005

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendment to Articles of Incorporation or Bylaws.

Effective April 8, 2009, Coroware, Inc. (the “Company”) will undergo a 1 for 300 reverse split of its shares of common stock, $0.001 par value (the “Common Stock”).  In addition, effective April 8, 2009, the Company’s quotation symbol on the Over-the-Counter Bulletin Board was changed from CROE to COWI and the Company’s CUSIP number changed from 219858107 to 219858206.  A copy of the Certificate of Amendment to the Certificate of Incorporation of the Company filed with Secretary of State of Delaware is attached hereto as Exhibit 3.1.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of Delaware on January 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

Date: April 7, 2009	By:	/s/ LLOYD SPENCER
Lloyd Spencer
Interim Chief Executive Officer

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